TRANSAMERICA FUNDS

Supplement to the Currently Effective Class I2 Prospectus, Summary Prospectus and

Statement of Additional Information

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Transamerica Developing Markets Equity

The following information supplements and amends information concerning Transamerica Developing Markets Equity:

The Board of Trustees of Transamerica Funds has approved the liquidation of Transamerica Developing Markets Equity (the “fund”) effective on or about August 1, 2018. Effective immediately, the fund is closed to new investments.

In order to achieve an orderly liquidation, the fund’s assets will be converted into cash. After that conversion, the fund will no longer be pursuing its stated investment objective.

Following the liquidation of the fund, all references to Transamerica Developing Markets Equity are deleted in their entirety from the Prospectus and the Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

March 14, 2018